PRIVATE AND CONFIDENTIAL


NASDAQ: FSNN

Fusion Investor Overview

November 2016

Safe Harbor Statement

Statements in this presentation that are not purely historical facts, including statements regarding Fusion's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1996. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may”, “expect”, “anticipate”, “intend”, “estimate” or “continue” or the negative thereof or other variations thereof or comparable terminology. The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties that could cause actual events or results to differ from those referred to in such forward-looking statements. This disclosure highlights some of the important risks regarding the Company’s business. The primary risk of the Company is its ability to raise new and continued capital to execute its comprehensive business strategy. There may be additional risks associated with the integration of businesses following an acquisition, the Company’s ability to comply with its senior debt agreements, concentration of revenue from one source, competitors with broader product lines and greater resources, emergence into new markets, natural disasters, acts of war, terrorism or other events beyond the Company’s control, the termination of any of the Company’s significant contracts or partnerships, the Company’s inability to maintain working capital requirements to fund future operations or the Company’s ability to attract and retain highly qualified management, technical and sales personnel, and the other factors identified by us from time to time in the Company’s filings with the Securities and Exchange Commission, which are available through http://www.sec.gov. However, the risks included should not be assumed to be the only things that could affect future performance.

Offering Overview

Issuer	Fusion Telecommunications International, Inc.
Exchange: Ticker	Nasdaq CM: **FSNN**
Transaction Type	Private Placement / PIPE
Securities	Common Stock
Offering Size	$3.0 million
Sole Placement Agent	Craig-Hallum Capital Group
Management Team	Matt Rosen – CEO Mike Bauer – CFO

Fusion At A Glance

fusion

Key Statistics

Symbol (Nasdaq CM)	FSNN
Share Price *(as of 10/31/2016)*	$1.22
Pro Forma Diluted Enterprise Value (1)	$147.8M
Pro Forma LTM Revenue (1)	$145.6M
Pro Forma LTM Adjusted EBITDA (1)	$16.3M
Management / Insider Ownership (2)	19%

Revenue Growth (MM)



$150
$125
$100
$75
$50
$25
$0
34% CAGR
$44.3
$61.5
$92.1
$101.7
$145.6
Apptix
$25.7
$119.9
2012
2013
2014
2015
LTM 9/30/16

Investment Highlights

- Significant Market Opportunity
- Unique Single-Source Platform
- Executing on Growth Strategy
- Compelling Apptix Acquisition
- Experienced Leadership

(1) As of 9/30/16 including Apptix acquisition, private placement transaction and debt refinancing
(2) Prior to offering and Apptix acquisition. All board members are equity investors

The Cloud Market Opportunity

fusion

The global Cloud Services market is expected to grow from $175 billion in 2015 to $204 billion in 2016 [1]

Cloud Communications and Contact Center



Cloud Voice and UC
$20.0
$15.0
$10.0
$5.0
$-
26% CAGR
$4.7
$14.7
2015A
2020E

- Business cloud voice and Unified Communications (UC) market to reach $15B by 2019[2]
- The Cloud-based Contact Center market is growing 26% annually 2015-2020 to $15B[3]

Cloud Connectivity



$20.0
$15.0
$10.0
$5.0
$-
19% CAGR
$5.5
$13.0
2013A
2018E

- Ethernet and other Cloud Connectivity services are expected to grow from $5.5B in 2013 to over $13B in 2018[4]

Cloud Computing, Storage and Security



$75.0
$50.0
$25.0
$-
30% CAGR
$23.0
$67.0
2016E
2020E

- Global Cloud Computing services are expected to grow from $23B at the end of 2016 to $67B by 2020[5]

(1) Gartner, January 2016
(2) IHS Infonetics, September 2015
(3) MarketsandMarkets, November 2015
(4) Frost & Sullivan, 2014
(5) Gartner, 2016

Fusion Solves The Cloud Complexity Challenge

fusion

Fusion is uniquely positioned as the single source for everything a company needs to move to the cloud

- The complexity of managing multiple cloud services, often from multiple providers, is a major challenge for businesses
- Fusion is uniquely able to solve this growing complexity issue thanks to its differentiated strategy to offer a fully integrated suite of cloud solutions:
  - More efficient installation and integration of cloud services
  - Reduction in the cost of the overall solution
  - Avoids “finger-pointing” during ongoing support
- In contrast, Fusion’s competitors typically offer one or two services, which are often not enterprise-class solutions

The larger and more complex the customer’s needs, the more Fusion excels in the marketplace

Who We Are

Fusion is the single source for the cloud for businesses of all sizes



Cloud Communications and Contact Center

Cloud Connectivity

Cloud Computing, Storage and Security

Our Business

Total Customers (1)	12,000	Average Monthly Churn	1.1%
Average Revenue per Customer (ARPU) (1)	$568	Total Employees	264
Monthly Recurring Revenue % of Total Revenue (1)	86%	Backlog Contract Value (1)	$13.1M

(1) Business Services segment as of September 30, 2016

Fusion's Competitive Advantage

fusion

- Fusion is the industry's single source for everything a business requires to move to the cloud – other providers typically offer one or two products
- As businesses become more sophisticated regarding the cloud, they prefer a single provider with integrated, end-to-end solutions: one point of contact, one contract
- Fusion's cloud connectivity and cloud computing / Infrastructure-as-a-Service (IaaS) offerings are major differentiators in the marketplace

	Cloud Solutions	Fusion (FSNN)	8x8 (EGHT)	Five9 (FIVN)	RingCentral (RNG)	Vonage (VG)	GTT (GTT)
	Unified Communications/ Cloud Voice	✓	✓		✓	✓	✓
	Enterprise Contact Center	✓		✓			
	Cloud Connectivity	✓				✓	✓
Enhanced with Apptix acquisition	Cloud Computing and IaaS	✓					
	Valuation – EV / LTM Revenue	**1.0x**	**5.3x**	**4.3x**	**4.1x**	**2.6x (1)**	**2.4x**

(1) Note that VG valuation includes consumer business which makes up 60% of total revenue

Fusion's Integrated Solutions

Cloud Communications and Contact Center	• **Cloud Voice and Unified Communications** – Increasing productivity and reducing costs with effective, device-agnostic communications solutions. – Connect workers from the desktop to any smartphone or tablet, turning mobile devices into an office extension • **Cloud-based Contact Center** – Customizable enterprise-grade Contact Center solutions provide a unique migration path to the cloud from legacy facilities-based platforms. – Fully integrated with Fusion's Cloud Communications and Connectivity solutions with CRM, agent and supervisor tools, and call recording, to enable seamless functionality across other Fusion offerings
Cloud Connectivity	• **Secure Cloud Access** – Fusion's robust nationwide network delivers diverse connections to the Fusion Cloud – Ensures high quality connections, direct monitoring and maintenance to support enterprise solutions – High scalability and elasticity to accommodate future growth • **Data & Managed Services** – Managed network solutions converge voice and data requirements through 100 Gbps, optimizing network efficiency and reducing costs
Cloud Computing	• **Private or Hybrid Cloud** – Flexible, scalable solution reduces infrastructure; allows pay as you grow structure – Server consolidation and management with burstable bandwidth options to meet explosive data growth – Faster, easier, cost-effective deployment of new mission-critical applications • **Disaster Recovery and Cloud Storage** – Integrated Cloud platform solution, with secure access and Storage-as-a-Service built in – Recover customers' applications and services in minutes and hours after a disaster, not days or weeks – Disruptive OpEx pricing model with lower TCO – Delivers higher data resiliency and superior scalability • **Cloud Security: Unified Threat Management** – Fusion UTM provides network-based security, content filtering and cost-effective VPN – Cloud-based managed firewall, content filtering, antivirus/ antispyware, intrusion detection/ prevention systems and remote office firewall security

The Fusion Advantage – Our Network

fusion

Our robust network allows us to control service quality and improves customer loyalty and "stickiness"

- Redundant, low-latency, high-availability network supporting industry-leading SLAs required by businesses in the healthcare, financial, legal and other highly regulated industries
- 18 data centers located across the country, allowing for efficient, low-cost interconnections with customers and over 300 other carriers


Boston
New York
Cleveland
Little Ferry
Chicago
San Jose
Newark
Philadelphia
Washington
Columbus
Charlotte
Los Angeles
Dallas
Atlanta
Jacksonville
Miami

- Low cost to scale and maintain network, ensuring low cost structure for Business Services offerings
- Best-of-breed equipment and next-gen core to meet future demands
- Two live, U.S.-based NOCs provide 24x7x365 monitoring and technical support
- Ability to provide customers with global product offerings such as international private networks, Internet Access and VPNs

Apptix Cloud Solutions

fusion

Hosted Exchange	• **Microsoft Hosted Exchange and Office 365:** custom private and hybrid solutions including corporate-class hosted email, shared calendaring, and task and contact capabilities • **Software-as-a-service:** for provisioning and account management
Security & Compliance	• **Anti-virus/anti-spam (AVAS) and Targeted Attack Protection (TAP)** • **Archiving:** securely captures and stores all email messages that have been sent and received in a central repository • **Policy-based Encryption:** encrypts specific messages based on pre-determined rules and blocks confidential corporate information from transmission
Unified Communications	• **Cloud UC:** Apptix re-sells Hosted UC solutions to approximately 200 customers representing 4,000 seats
Infrastructure-as-a-Service	• Physical or virtual servers hosted in a secure infrastructure • Business Continuity and Disaster Recovery, Servers-on-Demand, and Desktop-as-a-Service • Provides 24x7x365 access to data and meeting HIPAA, PCI, SOX, and other compliance standards

Fusion's Value to Blue-Chip Customers Demonstrated

fusion

Legal, Business and Financial Services	GT GreenbergTraurig; CBRE; Wells Fargo; Cox Castle Nicholson; Tishman Speyer; New York Life; CBIZ; pillsbury; Nationwide is on your side; StateFarm; White and Williams LLP
Healthcare	Baptist Hospital – Baptist Health South Florida; Department of Veterans Affairs; Northwell Health; HHC New York City Health and Hospitals Corporation nyc.gov/hhc; Barnabas Health; Visiting Nurse Service of New York; Texas Children's Health Plan; Englewood Hospital and Medical Center; fraserhealth; Susquehanna Health; Virtua
Technology, Transportation and Industrial	MTA; Cisco; Hughes; Bridgestone; Grace; Saint-Gobain Performance Plastics; intrado; SSL Space Systems/Loral; Emirates; mbc a SeaTrade company
Retail and Media	starwood Hotels and Resorts; Crate&Barrel; Town Sports International NYSC BSC WSC PSC; planet fitness; LYONSCO; Sysco; Major League Baseball; Hard Rock Hotel; TaylorMade; Century 21 department store; Marc's

Case Study: Northeast Teaching Hospital

➢ **$2+ million Contract Value and growing**

Challenge 1: Cloud Connectivity for Disaster Recovery

- **Customer need:** disaster recovery for secondary data center more than 90 miles outside facility
- **Fusion solution:** deliver secure, diverse connectivity to secure data center

Challenge 2: Cloud Connectivity Among Locations

- **Customer need:** drive cost efficiencies; optimize network and meet expanding data requirements; reduce IT expenses
- **Fusion solution:** build robust, diverse cloud network to connect multiple sites; Fusion's managed network services provide single point of contact for trouble resolution and expansion requirements

Challenge 3: Consolidate Multiple Phone Systems

- **Customer need:** single communications platform; converge voice and data to improve efficiency and accommodate rapid expansion
- **Fusion solution:** Link over 60 offices through Cloud Voice connections: 4-digit dialing and UC features/functionality; centralized management and reporting for improved control

➢ **Customer is currently evaluating Fusion's Cloud Computing and Contact Center solutions**



EMERG
STOP

Apptix Further Diversifies Fusion's Elite Customer Base

fusion

- Apptix serves approx. 1,500 direct customers in key, highly-regulated verticals
- Strong presence in healthcare enhances Fusion's market position in this vertical
- Top 100 direct customers represent approx. 65% of total recurring revenue
- Solid track record of retention, with average direct customer tenure over six years

Healthcare/ Non-profit	*Largest non-profit health system in the U.S.*; INOVA HEALTH SYSTEM; Aurora Behavioral Health Care; ZOLL; SOUND PHYSICIANS; Progressive Acute Care
Financial Services	KBRA KROLL BOND RATING AGENCY; smarsh; CORE PROPERTY CAPITAL; SKOPOS FINANCIAL LLC
Government Contractors	McKean DEFENSE GROUP; Virgin GALACTIC; MTSI MODERN TECHNOLOGY SOLUTIONS, INC.
Other	kw keller williams realty; Bristow; ELI GLOBAL; TopBuild Home Services

Organic Growth Initiatives

- Investments to drive organic revenue growth are largely complete
  - Recently hired a seasoned SVP of Sales to lead an expanded sales organization
  - Currently 28 total sales professionals, vs. just two professionals at November 2014
  - Increased marketing staff and budget

Partner Sales	Direct Sales	Inside Sales
• 12 account specialists managing relationships with more than 500 channel partners • Currently 75% to 80% of total sales	• 11 account specialists, 10 of which are new to Fusion over the past six months • Currently 15% to 20% of total sales • Anticipate growing closer to 50% of total sales over time	• Five account specialists focused on up- and cross-selling additional services to existing customers • Currently 5% of total sales

- Strong momentum in new bookings illustrates early success of initiatives:
  - Q3 2016 bookings of $8.5 million, up 67% year-over-year
  - LTM bookings at 9/30/16 of $35.2 million, likewise up 67% from the same period a year ago

Acquisition Growth Strategy

- Target Cloud Services companies, complementing our Business Services offerings
- Expand customer base
- Broaden service offerings with additional products and services
- Gain operating scale and leverage existing infrastructure, at a high ROI

Disciplined Acquisition Criteria

- Differentiated Cloud Services offerings
- Complementary solution and technology add-ons that accelerate our roadmap and provide speed-to-market advantages
- Next-generation network infrastructure
- Business customer base with a high proportion of Monthly Recurring Revenue (MRR)
- High ARPU and low churn
- Significant opportunities for up-selling / cross-selling Fusion services
- Revenue and EBITDA that contribute meaningful scale to our business
- Comparable businesses that can be integrated quickly
- Attractive valuations

Apptix Acquisition Rationale

- **Strong financial profile**
  - Significant pro forma EBITDA contribution to Fusion including targeted cost synergies
  - Approx. $24 million of Apptix's $25.7 million in revenue is committed and recurring (MRR)
  - Low MRR churn of 1.3%
- **Compelling business synergies**
  - Apptix's hosted enterprise solutions are highly complementary to Fusion's current offerings
  - Cross- and upsell opportunity between Apptix and Fusion customers seeking a broader array of cloud services
  - World-class cloud computing infrastructure complements Fusion's network and Unified Communications platform
  - Engineering and development resources to advance Fusion's cloud computing infrastructure and service offerings
  - Addition of a team of highly capable cloud computing engineers, developers and operators
- **Highly attractive acquisition price of $28.0 million**
  - 3.5x Pro Forma Adjusted EBITDA of $8.0 million
  - 1.1x LTM revenue of $25.7 million
- **Attractive financial solution for Fusion shareholders**
  - De-leverages balance sheet; leverage ratio improves from 9.5x to 6.4x pro forma
  - Reduces weighted average cost of debt from 8.0% to 7.5%

Successful M&A Track Record

fusion

- Six prior Cloud Services acquisitions since 2012 driving >30% revenue CAGR
- Strong track record of execution on integration and cost synergies
- Compelling ROI on acquisition-led growth

2012 | 2013 | 2014 | 2015 | 2016

NBS – **Oct. 2012**
Unified Comms. and Cloud Services

broadvox – **Oct. 2013**
Cloud Voice, UC, and Managed Services

pingtone – **Dec. 2014**
Cloud-based services; vertical industry focus

rootaxcess – **Sep. 2015**
Cloud Computing and IaaS

Fidelity VOICE AND DATA – **Dec. 2015**
Cloud Voice, Data and Security Services

Technology for Business – **Mar. 2016**
Enterprise Contact Center solutions

APPTIX – **Nov. 2016**
Hosted Exchange, Security and Cloud Computing

Acquisition Integration Strategy

- Day One: clearly communicate Fusion's strategy to both companies, as well as partners, customers, vendors and shareholders
  - On-site presentations by senior Fusion and acquired company's management
  - Immediate website re-branding; transition teams and org chart established
  - Communications tailored to specific concerns of partners, customers, and vendors
- Re-branding of marketing collateral, invoices and other elements over six to nine months to ensure business continuity
- Integrate back-office systems, e.g. billing, OSS, etc.
- Train and incentivize Inside Sales teams for cross-selling and upselling into both companies' customer bases
- Drive cost synergies through efficient customer and platform integration
  - Realize initial "add-back" savings, e.g. executive compensation upon close
  - Reduce staff positions while maintaining and enhancing growth engine
  - Migrate voice customers to Fusion's proprietary cloud voice platform
  - Consolidate real estate

Fusion's Experienced Leadership

fusion

Management

Matthew Rosen | Chief Executive Officer

- Former president of Northwest and New England Operations for Expanets, an integrated network communications service provider that grew from $100M to $1.3B during his tenure
- Director of Operations for Oxford Health Plans, a $4B healthcare company
- Investment banker at Merrill Lynch

Don Hutchins | President and Chief Operating Officer

- Former president and CEO of SwissFone, a $100M international carrier
- Former president and CEO of STAR Telecommunications, an $800M carrier
- Interim CEO/COO for 10 companies; consultant on strategic planning, M&A, and integration to over 100 companies; founder of Telecom One

Michael Bauer | Chief Financial Officer

- Former CFO of GTT, a global provider of cloud services, where his efforts contributed to a six-fold increase in annual revenues during his tenure
- Former VP and Treasurer of MeriStar Hospitality, one of the nation's largest publicly-traded hospitality REITs
- Began his career with Arthur Andersen

Jon Kaufman | Chief Strategy Officer

- Former CEO of NBS, a Cloud services provider founded by Mr. Kaufman from its inception in 1998 through its acquisition by Fusion in 2012
- Founder of Target Telecom, a communications service company; served as CEO from inception in 1984 until the sale of the business to WorldCom in 1996

Russell Markman | President – Business Services

- Former President of NBS, a Cloud services provider acquired by Fusion in 2012
- Former Sales Director of RCN Corp. where he built and managed its channel distribution group
- Founder and President of National Calling Plan, Inc., which he sold to RCN in 1999
- President of Associated Telephone Design and Executive VP of Galaxy Communications

Jan Sarro | Executive Vice President – Marketing and Business Development

- Former president of the Americas for Viatel, a global carrier where she built a $300M business and carrier organization to market Internet access, corporate networks and int'l voice services
- Former senior executive, marketing and sales management positions at Argo Communications, FTC Communications, TRT Communications and WorldCom

Fusion's Experienced Leadership

Board of Directors

Marvin Rosen | Chairman of the Board | Partner at Greenberg Traurig; formerly Finance Chairman under President Clinton; Chairman of the Florida Housing Finance Agency; Director of Terremark Worldwide until its purchase by Verizon

Matthew Rosen | CEO of Fusion

Philip Turits | Co-Founder and Treasurer of Fusion; Former Treasurer of Larry Stuart; Former CEO of Continental Chemical

Larry Blum | Former Senior Partner of the Florida Region of Marcum LLP (Marcum Rachlin); Managing Partner of Rachlin LLP; Litigation advisor and member of the Florida Bar

Michael Del Guidice | Chairman of Rockland Capital and Board member of Con Edison ; former board member of Barnes and Noble; former Chief of Staff for Mario Cuomo; former General Partner at Lazard Freres

Paul O'Brien | Former President, Chairman of New England Telephone (Nynex); advisor to Sovereign Bank

Jack Rosen | CEO of Rosen Partners; Hudson Institute Board Member; Chairman of the American Jewish Congress

William Rubin | President of the Rubin Group, providing lobbying and marketing services for clients before local governments, as well as Florida's Legislative and Executive Branches of State Government

Advisory Board

John H. Sununu | Chairman of the Advisory Board, Former three term Governor of NH; Chief of Staff for President Bush and Counselor to the President

Fred Salerno | Board member of CBS, Viacom, Popular Inc., Intercontinental Exchange and Akamai; Former Vice Chairman and CFO of Verizon

Ken Sunshine | Founder and Partner of Sunshine Sachs, providing public relations services to Fortune 500 corporations, labor unions and political figures, and to some of the largest household names in the entertainment, music and sports industries. Former Chief of Staff for NYC Mayor David Dinkins

Tonio Burgos | Former Director of Executive Services for the Governor of New York; Commissioner of the Port Authority of NY and NJ; Director of the Path Commuter Rail System; Vice Chairman of the NJ Economic Development Authority; member of the School Construction Corporation

Vice Admiral Al Konetzni, USN (Ret.) | Commissioned in 1966 and served through 2004. Board member of Simulex, Larry King Cardiac Foundation, Tompkins Builders, American Shipbuilding Suppliers Association, Pennsylvania State University Applied Research Laboratory

Fusion Historical Financials



Revenue ($MM)
$125
$100
$75
$50
$25
$0
$44.3
$61.5
$92.1
$101.7
$119.9
2012
2013
2014
2015
LTM 9/30/16



Gross Profit ($MM) (% Margin)
$60
$45
$30
$15
$0
80%
60%
40%
20%
0%
$6.6
15%
$18.8
31%
$42.5
46%
$45.0
44%
$50.6
42%
2012
2013
2014
2015
LTM 9/30/16



LTM Contract Value of Bookings ($MM)
$40
$30
$20
$10
$0
$21.0
$22.9
$28.3
$31.8
$35.2
9/30/15
12/31/15
3/31/16
6/30/16
9/30/16



Adjusted EBITDA ($MM)
$12
$9
$6
$3
$0
-$3
-$6
$(3.4)
$2.1
$10.8
$8.2
$8.3
Investments in Sales & Marketing
2012
2013
2014
2015
LTM 9/30/16

Fusion with Apptix Pro Forma – LTM 9/30/16

fusion

($ in thousands)	Fusion	Apptix Pro Forma	Pro Forma
Revenue	$119,934	$25,656	$145,590
Gross Profit	50,639	16,915	67,554
% Margin	*42.2%*	*65.9%*	*46.4%*
Adjusted EBITDA	8,286	8,000 (1)	16,286
% Margin	*6.9%*	*31.2%*	*11.2%*
Leverage Ratio	9.5x		6.4x
Cash Interest Coverage Ratio	1.3x		2.1x

(1) Apptix Adjusted EBITDA reflects >$5 million of pro forma adjustments

Cost Synergies Identified and Validated

- Fusion has identified over $5 million of Apptix cost synergies on a detailed, line-by-line basis
- Synergies validated by an independent Quality of Earnings analysis and Fusion's lenders
- Strong track record of achieving cost savings on or ahead of plan

Apptix Synergies	Description
Salaries, benefits and taxes	Related to full-time employee positions made redundant
Facility expenses	Consolidation of office space
Professional fees	Executive consulting fees, board and audit fees, D&O insurance, corporate counsel and other related expenses
License fees	Reduction of license fees for economies of scale anticipated by Fusion
Data center costs	Reduction of data center fees for economies of scale anticipated by Fusion
Marketing expenses	Anticipated savings from consolidation of Apptix's marketing program with Fusion's
Other opex	General office expenses, bank and credit card processing fees

Compelling Business Model Economics

- Recurring revenue model with significant operating leverage drives substantial EBITDA growth with incremental revenue
- Positioned to generate over 20% EBITDA contribution on top line growth and a 25% EBITDA margin at greater scale

Indicative EBITDA Margin Expansion With Revenue Growth


Revenue ($MM)
Adj EBITDA ($MM)
Adj EBITDA Margin
$120
7%
$8
$146
11%
$16
$200
15%
$30
$300
18%
$55
$400
22%
$88
$500
25%
$125
LTM Fusion
LTM pro forma w/ Apptix
Indicative Revenue Growth and Margin Expansion

PRIVATE AND CONFIDENTIAL

Pro Forma Capitalization NEW

Debt ($ millions)	Pro Forma[1]
Senior Term Facility *(5.88% interest)*	$65.0
Senior Revolving Facility[2] *(5.88% interest)*	0.0
Subordinated Debt *(10.80% interest)*	33.6
Capital Leases and Other Notes	4.8
Total Debt	**$103.4**

Preferred Equity ($ millions, except per share)	Pro Forma[1]
Series A Convertible 8% Preferred[3] *(converts @ $54.50 blended avg.)*	$9.5
Series B-2 Convertible 6% Preferred *(Converts @ $5.00)*	12.3
Total Preferred Equity	**$21.8**

Common Equity (millions)	Pro Forma[1]
Common Shares Outstanding	15.1
Est. Shares Issued[4]	6.8
Total Common Shares[5]	**21.9**

Enterprise Value ($ millions, except per share)	Pro Forma[1]
Total Debt	$103.4
Cash & Equivalents[4]	(4.0)
Total Preferred Equity	21.8
Total Net Debt & Preferred Equity	$121.1
Diluted Market Capitalization[4]	26.7
Diluted Enterprise Value[6]	**$147.8**

(1) Pro Forma includes Apptix acquisition, PIPE transaction, and debt refinancing
(2) $5.0 million revolver will remain available and undrawn at close
(3) Includes $4.4 million in accumulated dividends
(4) Based on $3.0 million PIPE transaction and $5.3 million in equity issued to Apptix selling shareholders, at per-share price of $1.22
(5) Excludes shares underlying preferred stock and shares associated with warrants and options out of the money
(6) Diluted Enterprise Value calculation treats out-of-the-money preferred stock as debt (not "as-if-converted") and excludes options and warrants significantly out of the money

Fusion Investment Highlights

fusion

Significant Market Opportunity	• Rapidly growing leader in $200B+ Cloud Services market • Business cloud voice, Unified Communications, contact center, connectivity and computing are multi-billion-dollar markets growing 20% or more annually
Unique Single-Source Platform	• Fusion solves the complexity challenge that companies face when using multiple cloud services • Highly differentiated strategy compared to peers that typically offer one or two services
Executing on Growth Strategy	• Demonstrated history of successfully identifying and integrating acquisitions and quickly realizing significant cost savings • Six Cloud Services acquisitions since 2012, expanding our services offering, infrastructure and customer base, and building a platform for continued growth • Apptix acquisition conforms to Fusion's disciplined approach to acquisitions
Compelling Apptix Acquisition	• Adds meaningful scale to Fusion with a suite of cloud-based hosted enterprise solutions and world-class computing infrastructure that are highly complementary to Fusion's existing solutions and its UC and network platform • Strong financial profile with significant pro forma EBITDA contribution • Additional engineering resources to bring new cloud-based products to market quickly • Addition of a team of highly-certified, cloud-oriented personnel and operators • Highly attractive valuation
Experienced Leadership	• Solid expertise managing high-growth Cloud Services businesses • Significant investment by Management and Board in Fusion

fusion℠

NASDAQ: FSNN